UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2007 (August 31, 2007)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As announced in the press release issued on September 4, 2007, INX Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement with the shareholders of Select, Inc. (“Shareholders”), dated August 31, 2007 (the “Agreement”), to purchase all issued and outstanding capital stock of Select, Inc. (“Select”).  Located in Boston, Massachusetts, Select is a Cisco-centric solutions provider focused on delivering IP Telephony, IP Storage and network infrastructure solutions throughout New England with approximately $40,000,000 in annual revenues.  The Company completed the acquisition simultaneously with the execution of the Agreement.  No Select shareholder had any prior affiliation with the Company. The Agreement contains customary representations and warranties and requires Shareholders to indemnify the Company for certain liabilities arising under the Agreement, subject to certain limitations and conditions.

The consideration paid at closing pursuant to the Agreement was (a) $6,250,000 in cash, including $1,000,000 placed in escrow under holdback provisions defined in the Agreement and (b) 231,959 shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”), which amount of shares was determined by dividing $2,250,000 by $9.70, which is the greater of (i) average closing price per share for the Common Stock as reported by Nasdaq for the five consecutive trading days ending August 29, 2007 and (ii) $9.50.  The President and major shareholder of Select entered into a five-year noncompete agreement at closing providing for payments totaling $500,000 in equal monthly installments over two years.  Cash of $6,000,000 was borrowed from the Acquisition Facility under the Credit Agreement with Castle Pines Capital LLC.  The terms and conditions of the Acquisition Facility are described in Part II, Item 5 of Form 10-Q for the quarterly period ended June 30, 2007.  Broker costs of $450,000 were incurred in the purchase, of which $337,499 was paid in cash and $112,500 was paid through the issuance of 11,598 shares of common stock.

Additional purchase consideration is payable based on the Select branch office revenue and operating profit during the two years subsequent to the date of the Agreement.  For the twelve-month period ending August 31, 2008, if revenue is greater than $44,000,000 and operating profit contribution is greater than or equal to $1,760,000, then the Company shall pay the Shareholders additional purchase consideration of $600,000 and will pay the Shareholders an additional $50,000 for each $145,000 of operating profit contribution in excess of $1,760,000 of operating profit contribution up to a maximum of $600,000 with aggregate maximum of $1,200,000 in additional purchase consideration.  For the twelve-month period ending August 31, 2009, if revenue is greater than $53,000,000 and operating profit contribution is greater than or equal to $3,710,000, then INX shall pay the Shareholders additional purchase consideration of $600,000 and will pay an additional $50,000 for each $150,000 of operating profit contribution in excess of $3,710,000 up to a maximum of $600,000 with an aggregate maximum of $1,200,000 in additional purchase consideration.  At the Company’s option, 50% of such additional purchase price may be paid in the form of Common Stock.

In connection with the stock purchase, the Credit Agreement with Castle Pines Capital LLC was amended for the modification of certain financial covenants and for the addition of Select as a party to the Credit Agreement.  The Stock Purchase Agreement and Amendments to the Credit Agreement are filed as exhibits hereto and are incorporated by reference. The descriptions of the Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information required by this item is contained in Item 1.01 above and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Securities

Pursuant to Item 3.02 of Form 8-K, the Company is required to file a Current Report on Form 8-K to report particular information related to sales of unregistered shares of its Common Stock, if the aggregate number of such shares of Common Stock sold since the filing of the Company’s last Current Report on Form 8-K or the Company’s last periodic report, whichever is more recent, is equal to or greater than 1% of its outstanding shares of Common Stock.

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered sale of 243,557 shares of Common Stock and the additional issuances of Common Stock to be made pursuant to the Agreement is incorporated into this Item 3.02 in its entirety. The Company is relying on the exemptions from registration provided pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On September 4, 2007, the Company issued a press release announcing the stock purchase of Select.  The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.  An investor conference call and webcast presentation will be held by the Company today, September 4, 2007, starting at 1:30 p.m. Eastern Daylight Time, during which Jim Long, INX’s Chairman and Chief Executive Officer, and Mark Hilz, INX’s President and Chief Operating Officer, will present details of the acquisition and answer investors’ questions in a public format. The call is expected to last approximately 45 minutes.

To access the conference call within the U.S., dial 877-809-2547. For international/toll access, dial 706-634-9510. The conference call will begin promptly at the scheduled time.  Investors wishing to participate should call the telephone number at least five minutes prior to that time.

A slide presentation related to the information that will be presented on the call will be available for viewing during the conference call.  The slide presentation is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01.  To access the presentation via the web, participants should access www.INXI.com/Webcasts/Select at least ten (10) minutes prior to the call and log in to ensure web browser compatibility.

Beginning approximately one hour after the end of the conference call and ending on September 6, 2007, a replay of the conference call will be accessible by calling either 800-642-1687 from within the U.S., or 706-645-9291 for international/toll access. The replay of the conference call together with the webcast presentation will also be available by the following morning, for a period of 30 days, for listening via the Internet from the Company's web site at www.INXI.com/Webcasts/Select.

The press release and slide presentation furnished as Exhibits 99.1 and 99.2, respectively, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(c)	Exhibits

Exhibit
Number	Description
10.1	Stock Purchase Agreement by and among INX Inc., Dana Zahka, and All Other Shareholders of Select, Inc. dated August 31, 2007
10.2	Amended and Restated Financial Covenants Amendment to Amended and Restated Credit Agreement by and between INX, Inc. and Castle Pines Capital LLC dated August 31, 2007
10.3	Amendment and Joinder to Credit Agreement by and among Select, Inc. and Castle Pines Capital LLC dated August 31, 2007
99.1	Press Release issued September 4, 2007
99.2	Slide Presentation

The Company believes that the information contained in the investor presentation furnished under Item 7.01 hereof will be consistent with the full pro forma financial information and financial statements which will be provided in an amendment to this 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX, Inc.

Date: September 4, 2007	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Purchase Agreement by and among INX Inc., Dana Zahka, and All Other Shareholders of Select, Inc. dated August 31, 2007

10.2	Amended and Restated Financial Covenants Amendment to Amended and Restated Credit Agreement by and between INX, Inc. and Castle Pines Capital LLC dated August 31, 2007

10.3	Amendment and Joinder to Credit Agreement by and among Select, Inc. and Castle Pines Capital LLC dated August 31, 2007

99.1	Press Release issued September 4, 2007

99.2	Slide Presentation